UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2021

Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-05534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel, Indiana	46032
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 317-452-7426

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	PTVCA	The Nasdaq Stock Market LLC
Class B Common Stock, No Par Value	PTVCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2021, the Board of Directors (the “Board”) of Protective Insurance Corporation (the “Company”) adopted and approved amendments to the Company’s Code of By-laws as recommended to the Board by the Nominating and Governance Committee, and which the Board determined were in the best interests of the Company and its stakeholders, which became effective immediately. Pursuant to the amendment:

•
Section 4.2 of the Bylaws was amended to provide for, among other things, a classified, or “staggered” Board, composed of three classes of directors serving staggered three-year terms. Each class will be comprised of a number of directors equal to the other classes or as near thereto as possible. In the event of any increase or decrease in the number of directors, the number of directors in each class will be apportioned as nearly equal as possible. Directors of each class will serve for a term ending on the date of the third annual shareholders meeting following the annual shareholders meeting at which such class of directors was elected. The initial terms of office of the initial Class I directors will expire at the annual meeting of shareholders to be held in 2021. The initial terms of office of the initial Class II directors will expire at the annual meeting of shareholders to be held in 2022. The initial terms of office of the initial Class III directors will expire at the annual meeting of shareholders to be held in 2023.

In connection with such amendment, the current directors on the Board were assigned to Class I, Class II and Class III as follows:

Class	Director
Class I	Stephen J. Gray
Class I	Nathan Shapiro
Class I	Robert Shapiro
Class II	Stuart D. Bilton
Class II	Otto Frenzel IV
Class II	Loriann V. Lowery-Biggers
Class II	James A. Porcari III
Class III	Steven J. Bensinger
Class III	Jeremy Edgecliffe-Johnson
Class III	David W. Michelson
Class III	John D. Nichols, Jr.

The foregoing summary of the amendments to the Code of By-Laws is qualified by reference to the full text of the Code of By-Laws, as amended, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference. In addition, a marked copy of the Code of By-Laws, showing all amendments approved on January 3, 2021, is attached as Exhibit 3.2.1.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.
Exhibit No.	Exhibit
3.2	Code of By-Laws of Protective Insurance Corporation, as amended through January 3, 2021.
3.2.1	Code of By-Laws of Protective Insurance Corporation, showing all changes approved on January 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE INSURANCE CORPORATION

January 4, 2021	By:	/s/ Jeremy D. Edgecliffe-Johnson
Name: Jeremy D. Edgecliffe-Johnson
Title: Chief Executive Officer